OTHER ASSETS	12 Months Ended
Dec. 31, 2012
OTHER ASSETS
OTHER ASSETS

NOTE 6: OTHER ASSETS

        The components of other assets as of December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred debt issuance costs	$39,539	$33,647
Tax receivables	6,301	71,217
Prepaid assets	5,743	7,440
Derivative assets	2,803	3,598
Property and equipment, net	150	167
Other current assets	18,722	26,038

Total other assets	$73,258	$142,107